EXHIBIT 99.4

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-23229 rcj

FCI Environmental, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	May 31, 2002	PETITION DATE:	December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ☐ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets		$339,195	$416,737
b. Total Assets		357,100	434,642	$347,596
c. Current Liabilities		706,514	669,375
d. Total Liabilities		$15,262,509	$15,222,921	$14,555,995

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts		$200,104	$220,687	$999,675
b. Total Disbursements		206,830	194,908	987,253
c. Excess (Deficiency) of Receipts Over Disbursements (a – b)		(6,726)	25,779	12,422
d. Cash Balance Beginning of Month		37,399	11,620	18,251
e. Cash Balance End of Month (c + d)		$30,673	$37,399	$30,673
		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss from the Statement of Operations)	$(117,294)	$(33,381)	$(622,698)
5.	Account Receivables (Pre and Post Petition)	104,609	169,854
6.	Post-Petition Liabilities	706,514	669,375
7.	Past Due Post-Petition Account Payables (over 30 days)	$3,121	$1,397

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre–petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee )		☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached )	☒
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee )	☒
12.	Is the estate insured for replacement cost of assets and for general liability?	☒
13.	Are a plan and disclosure statement on file?	☒
14.	Was there any post-petition borrowing during this reporting period? (additional information attached )	☒
15.	Check if paid: Post-petition taxes ☒ ; U.S. Trustee Quarterly Fees ☒ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☒.

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	July 11, 2002	/s/ R. Kenyon Culver, CFO
Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended May 31, 2002

Current Month						Cumulative	Next Month
Actual	Forecast	Variance				(Case to Date)	Forecast
				Revenues:
$77,483	$191,758	($114,275)	1	Gross Sales		$495,018	$273,617
0	0	0	2	less: Sales Returns & Allowances		0	0
77,483	191,758	(114,275)	3	Net Sales		495,018	273,617
47,006	43,246	(3,760)	4	less: Cost of Goods Sold (Schedule 'B' )		262,231	67,006
30,477	148,512	(118,035)	5	Gross Profit		232,787	206,611
0	0	0	6	Interest		0	0
0	0	0	7	Other Income:		0	0
			8
			9
30,477	148,512	(118,035)	10	Total Revenues		232,787	206,611
				Expenses:
42,019	38,333	(3,686)	11	Compensation to Owner(s/Officer(s)		192,895	33,314
53,816	75,778	21,963	12	Salaries		352,444	73,028
0	0	0	13	Commissions		1,968	0
0	0	0	14	Contract Labor		0	0
			15	Rent/Lease:
10,208	10,825	617	16	Real Property		57,524	10,825
6,132	5,763	(369)	17	Insurance		29,397	5,763
0	0	0	18	Management Fees		0	0
1,136	1,833	697	19	Depreciation		10,054	1,833
				Taxes:
5,940	8,730	2,790	20	Employee Payroll Taxes		37,197	8,137
0	0	0	1	Real Property Taxes		1,889
0	0	0	2	Other Taxes		0	0
0	10,244	10,244	3	Other Selling		16,484	12,340
18,855	27,353	8,498	4	Other Administrative		124,628	27,706
0	0	0	5	Interest		7,667	0
9,666	0	(9,666)	6	Other Expenses:	License fees	15,826	0
0	0	0	7			0	0
0	0	0	8			0	0
			9
			10
			11
			12
			13
			14
147,771	178,859	31,088	15	Total Expenses		847,973	172,946
(117,294)	(30,347)	(86,947)	16	Subtotal		(615,186)	33,665
				Reorganization Items:
0	0	0	17	Professional Fees (additional information attached)		(3,512)	0
0	0	0	18	Provisions for Rejected Executory Contracts		0	0
0	0	0	19	Interest Earned on Accumulated Cash fromResulting Chp 11 Case		0	0
0	0	0	20	Gain or (Loss from Sale of Equipment )		0	0
0	0	0	21	U.S. Trustee Quarterly Fees		(4,000)	0
			22
0	0	0	23	Total Reorganization Items		(7,512)	0
(117,294)	(30,347)	(86,947)	24	Net Profit (Loss Before Federal & State Taxes )		(622,698)	33,665
0	0	0	25	Federal & State Income Taxes		0	0
($117,294)	($30,347)	($86,947)	26	Net Profit (Loss )		$(622,698)	$33,665

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended May 31, 2002

		From Schedules	Market Value
Assets
Current Assets
1	Cash and cash equivalents – unrestricted		$30,673
2	Cash and cash equivalents – restricted		0
3	Accounts receivable (net)	A	104,609
4	Inventory (net)	B	179,869
5	Prepaid expenses		20,563
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		339,195

Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

Other Assets
22			0
23			0
24			0
25			0
26			0
27	Due from affiliated company		554

28	Total Other Assets		0

29	Total Assets		$357,100

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached

Liabilities and Equity

(General Business Case)

Liabilities			From Schedules

Post-Petition

Current Liabilities
30	Salaries and wages			$17,547
31	Payroll taxes			6,954
32	Real and personal property taxes			0
33	A/P clearing			3,848
34	Sales taxes			0
35	Notes payable (short term)			285,000
36	Accounts payable (trade)		A	15,410
37	Real property lease arrearage			0
38	Personal property lease arrearage			0
39	Accrued professional fees			3,512
40	Current portion of long–term post-petition debt (due within 12 months)			0
41	Other:	Warranty reserve, deferred revenue and deposits		99,139
42	Benefits, commissions and accrued DIP loan interest			23,109
43	Due to affiliates			251,995

44	Total Current Liabilities			706,514

45	Long-Term Post-Petition Debt, Net of Current Portion			0

46	Total Post–Petition Liabilities			706,514

Pre–Petition Liabilities (allowed amount)
47	Secured claims		F	0
48	Priority unsecured claims		F	184,155
49	General unsecured claims		F	14,371,840

50	Total Pre-Petition Liabilities			14,555,995

51	Total Liabilities			15,262,509

Equity (Deficit)
52	Equity (Deficit at time of filing)			(14,218,290)
53	Capital Stock			0
54	Additional paid-in capital			1,000
55	Cumulative profit/(loss since filing of case)			(622,698)
56	Post-petition contributions/(distributions or (draws)			0
57				0
58	Market value adjustment			(65,421)

59	Total Equity (Deficit)			(14,905,409)

60	Total Liabilities and Equity (Deficit)			$357,100

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 –30 Days	$84,529	$12,289
31–60 Days	5,728	1,942
61–90 Days	0	1,179	$3,121
91+ Days	14,352	0
Total accounts receivable/payable	104,609	$15,410
Allowance for doubtful accounts	0
Accounts receivable (net)	$104,609

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month
		Inventory Beginning of Month	$177,086

		Add -
Retail/Restaurants -		Net purchase	7,345
Product for resale	$0	Direct labor	6,396
		Manufacturing overhead	30,476
Distribution -		Freight in	0
Products for resale	0	Other:
			0
Manufacturer -			0
Raw Materials	332,290
Work-in-progress	(32,424)	Less -
Finished goods	554,083	Inventory End of Month	179,869
		Monitoring	(2,760)
Other – Explain	(674,080)	Warranty	(2,811)
Reserve for obsolescence

TOTAL	$179,869	Cost of Goods Sold	$47,006

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system? Yes ☒ No		Indicate by a checkmark method of inventory used.

How often do you take a complete physical inventory?		Valuation methods
FIFO cost ☒
Weekly		LIFO cost
Monthly		Lower of cost or market ☒
Quarterly		Retail method
Semi-annually ☒		Other -
Annually
Date of last physical inventory was	1/18/2002	Explain

Date of next physical inventory is	12/31/2002

Schedule C

Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
Various	$89,137	$1,759

5/31/02 NBV = $15,954

Total	$89,137	$1,759
Furniture & Fixtures -
Various	$35,000	$9,800

5/31/02 NBV = $23,857

Total	$35,000	$9,800
Office Equipment -
Various	$262,278	$5,792

5/31/02 NBV = $39,251
Total	$262,278	$5,792
Leasehold Improvements -
None	$0	$0

Total	$0	$0

Vehicles -
None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days		91+ Days	Total
Federal
Income Tax Withholding	$3,860					$3,860
FICA - Employee	1,492					1,492
FICA - Employer	1,492			`		1,492
Unemployment (FUTA)	14					14
Income
Other (Attach List)
Total Federal Taxes	6,858					6,858
State and Local
Income Tax Withholding	96					96
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes	96					96
Total Taxes	$6,954					$6,954

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)

Secured claims (a)	$0	$0
Priority claims other than taxes	148,476	127,462
Priority tax claims	56,693	56,693
General unsecured claims	$14,371,840	$14,371,840

(a)	List total amount of claims even it under secured.
(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense	Bank of America OxySense
Account Type	Checking	Checking		Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General disbursement
Balance, End of Month	$21,686	$6,544	$(1,189)	$3,632
Total Funds on Hand for all Accounts	$30,673

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended  May 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	132,354	401,697
3	Interest Received	0	0
4	Borrowings	0	285,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	50,000	270,742
8	Transfer from IDL Corp, an affiliated company	15,000	39,486
9	Insurance proceeds	2,750	2,750
10
11
12	Total Cash Receipts	200,104	999,675
	Cash Disbursements
13	Payments for Inventory	4,607	33,303
14	Selling	0	15,680
15	Administrative	31,018	219,852
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	2,274
20	Real Property	0	29,073
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	37,082	147,961
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding	70,477	281,746
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	34,524	147,683
29	Employer Payroll Taxes	9,622	45,695
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	0	24,486
34	Transfer to DecisionLink, Inc.	16,000	36,000
35	U.S. Trustee	3,500	3,500
36
37
38	Total Cash Disbursements:	206,830	987,253
39	Net Increase (Decrease in Cash)	(6,726)	12,422
40	Cash Balance, Beginning of Period	37,399	18,251
41	Cash Balance, End of Period	$30,673	$30,673

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

May 31, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment Date	Check Nbr.
		Amount	Purpose

Payee

5/03/02	11066	$5,334	Payroll period ended 04/27/02	Ken Culver, CFO
5/03/02	11067	7,367	Payroll period ended 04/27/02	Peter Gerard, CEO
5/17/02	11084	5,334	Payroll period ended 05/11/02	Ken Culver, CFO
5/17/02	11085	7,499	Payroll period ended 05/11/02	Peter Gerard, CEO
5/31/02	11102	4,022	Payroll period ended 05/25/02	Ken Culver, CFO
5/31/02	11103	7,526	Payroll period ended 05/25/02	Peter Gerard, CEO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. $285,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 - Cost of goods sold - the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

Balance Sheet:

Cash - Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory - the stated inventory balance is net of a $674,080 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) - market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $79,062, to be worth $17,351.

Warranty Reserve ($37,890) and deferred Revenue ($61,249) - were not included as claims in the estate’s Schedule F – Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims - includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.

END